EXHIBIT 10.26



                                                                      (Nebraska)


                DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
                    LEASES AND RENTS AND FINANCING STATEMENT

                                       BY

          GIBRALTAR PACKAGING GROUP, INC. D/B/A GREAT PLAINS PACKAGING,
                             a Delaware corporation
                                                                         Trustor
                                       TO

                        CHICAGO TITLE INSURANCE COMPANY,
                             a Missouri corporation
                                                                         Trustee
                               FOR THE BENEFIT OF

                          FIRST SOURCE FINANCIAL, LLP,
                                    as Agent
                                                                     Beneficiary

                            Relating to Premises in:

                             Adams County, Nebraska

                           DATED: As of July 31, 1998


                         This instrument was prepared by
                   and after recording should be returned to:
                              Stephen N. Sher, Esq.
                                Winston & Strawn
                              35 West Wacker Drive
                             Chicago, Illinois 60601


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                                TABLE OF CONTENTS



       TOPIC                                                               PAGE
       -----                                                               ----

I      RECITALS ..............................................................1

II     THE GRANT .............................................................3

III    GENERAL AGREEMENTS ....................................................6
       3.01   Payment  of  Indebtedness ......................................6
       3.02   Impositions ....................................................6
       3.03   Payment of Impositions by Beneficiary ..........................7
       3.04   Insurance and Insurance Proceeds ...............................7
       3.05   Condemnation Awards ............................................7
       3.06   Restoration ....................................................8
       3.07   Maintenance of Property ........................................8
       3.08   Prohibited Liens and Transfers .................................8
       3.09   Stamp Taxes ....................................................8
       3.10   Change in Tax Laws .............................................9
       3.11   Assignment of Leases and Rents .................................9
       3.12   Releases ......................................................10
       3.13   Further Assurances ............................................10
       3.14   Environmental Provisions ......................................11

IV     EVENT OF DEFAULT AND REMEDIES ........................................14
       4.01   Event of Default ..............................................14
       4.02   Acceleration upon Default, Additional Remedies ................14
       4.03   Foreclosure by Power of Sale. .................................15
       4.04   Beneficiary's Other Rights. ...................................15
       4.05   Application of the Rents or Proceeds from Foreclosure or Sale .15
       4.06   Cumulative Remedies; Delay or Omission Not a Waiver ...........16
       4.07   Beneficiary's Remedies Against Multiple Parcels ...............16
       4.08   No Merger .....................................................16
       4.09   Insurance Upon Foreclosure ....................................17
       4.10   Waiver of Statutory Rights ....................................17

V      MISCELLANEOUS ........................................................17
       5.01   Notices .......................................................17
       5.02   Time of Essence ...............................................17
       5.03   Covenants Run with Land .......................................18
       5.04   GOVERNING LAW .................................................18
       5.05   Rights and Remedies Cumulative ................................18
       5.06   Severability ..................................................18

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       5.07   Non-Waiver ....................................................18
       5.08   Headings ......................................................18
       5.09   Grammar .......................................................18
       5.10   Deed in Trust .................................................18
       5.11   Successors  and  Assigns ......................................19
       5.12   Beneficiary in Possession .....................................19
       5.13   Compliance with Applicable Law ................................19
       5.14   Incorporation of Credit Agreement .............................19
       5.15   Security Agreement ............................................19
       5.16   Additional Provisions .........................................21
       5.17   Intentionally Deleted. ........................................22
       5.18   Reduction of Secured Amount ...................................22
       5.19   Application of Payments and Repayments ........................22

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                DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF
                    LEASES AND RENTS AND FINANCING STATEMENT

       THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FINANCING STATEMENT ("Mortgage") is made as of July 31, 1998 by GIBRALTAR PACKAGING GROUP, INC. D/B/A GREAT PLAINS PACKAGING, a Delaware corporation ("Trustor") with its principal office at 1140 Hayden Street, Fort Wayne, IN 46803 as trustor, to CHICAGO TITLE INSURANCE COMPANY, 171 North Clark Street, Chicago, Illinois ("Trustee"), for the ratable benefit of FIRST SOURCE FINANCIAL, LLP ("First Source"), an Illinois Limited liability partnership with its principal office at 2850 Golf Road, Rolling Meadows, Illinois 60008, as beneficiary, and as agent for itself, and for and on behalf of the other Lenders (as hereinafter defined), and as assignee and secured party (together with any successors or assigns, the "Beneficiary").

                                        I

                                    RECITALS

       WHEREAS, Gibraltar Packaging Group, Inc., a Delaware corporation, Beneficiary, and certain financial institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined) have executed of even date herewith that certain Secured Credit Agreement (together with any and all renewals, amendments, modifications, supplements, restatements, extensions for any period, or increases or rearrangements thereof, the "Credit Agreement"), pursuant to which Credit Agreement the Lenders have made and may in the future make term and revolving loans and advances and other financial accommodations to the Borrower (collectively, "Loans"; each, a "Loan") in the aggregate principal amount of Forty-Two Million and no/100 Dollars ($42,000,000), upon the terms and subject to the conditions set forth in the Credit Agreement;

       WHEREAS, capitalized terms used herein without definitions shall have the meaning assigned to such terms in the Credit Agreement;

       WHEREAS, the Loans are in the form of: (i) a term loan in the aggregate principal amount of Twenty Five Million and No/100 Dollars ($25,000,000) (the "Term Loan"), (ii) a revolving credit loan in the aggregate principal amount of Fifteen Million and No/100 Dollars ($15,000,000) (the "Revolving Credit Loan"),
(iii) a certain Letter of Credit (as defined in Section 1.1 of the Credit Agreement) up to an amount not to exceed Two Million and No/100 Dollars ($2,000,000);

       WHEREAS, the Revolving Credit Loans and Term Loans are evidenced by certain promissory notes (the "Notes");

       WHEREAS, Trustor has executed that certain Subsidiary Guaranty of even date herewith in favor of Beneficiary and the Lenders (the "Guaranty", together with any and all renewals, amendments, modifications, supplements, restatements, extensions for any period, or increases or rearrangements thereof), to secure the Obligations (as defined in the Credit Agreement) by pledging to Beneficiary the capital stock of Trustor and its subsidiaries, if any, and by granting to Beneficiary a security interest in and lien upon all of its personal and real property;

       WHEREAS, Trustor wishes to provide further assurance and security to Beneficiary and as a condition to Beneficiary and Lenders executing the Credit Agreement, Beneficiary and Lenders are requiring that Trustor grant to Beneficiary a mortgage lien on the Property (as hereinafter defined) to secure the Trustor's obligations under the Guaranty;

       WHEREAS, subject to the limitations set forth in Section 5.18 of this Mortgage, this Mortgage is being given by Trustor to secure the performance of all terms, covenants, conditions, agreements and liabilities of Trustor contained in this Mortgage, the Guaranty, and other Loan Documents (hereinafter, collectively, the "Obligations");

       WHEREAS, Trustor derives substantial direct and indirect economic benefit from the making of the Loans and other benefits to be provided to the Borrower under the Credit Agreement, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged; and

       WHEREAS, this Mortgage also secures the payment of and includes all amounts owing in respect of all future or further advances of the Loans as shall be made at all times, regardless of whether proceeds of the Loans have or shall be disbursed by Beneficiary herein or its successors or assigns, to and for the benefit of Trustor, its successors or assigns, to the same extent as if such future advances were made on the date of the execution of this Mortgage. The total amount of Indebtedness secured by this Mortgage may decrease or increase from time to time but the total unpaid principal balance so secured at any one time shall not exceed the lesser of: (i) the maximum principal sum permitted by the laws of the State in which the Premises are located; or (ii) Eighty-Four Million and No/100 Dollars ($84,000,000), together with interest thereon and any and all disbursements made by Beneficiary for the payment of taxes, or insurance on the Property covered by the lien of this Mortgage and for reasonable attorneys' fees, loan commissions, service charges, liquidated damages, expenses and court costs incurred in the collection of any or all of such sums of money. Such further or future advances shall be considered obligatory advances and the same shall bear interest at the same rate as specified in the Credit Agreement unless such interest rate shall be modified by subsequent agreement. The parties hereby acknowledge and intend that all advances, including future advances whenever hereafter made, shall be secured by this Mortgage.

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                                       II

                                    THE GRANT

       In consideration of the premises and for the foregoing purposes and for other good and valuable consideration paid to Trustor by the Agent and Lenders, the receipt and sufficiency of which is hereby acknowledged, Trustor hereby grants, bargains, sells, assigns, releases, aliens, transfers, conveys, warrants to the Trustee for the ratable benefit of the Agent, Lenders and Secured Creditors (as defined in that certain Security Agreement ("Security Agreement") of even date herewith from Trustor in favor of the Agent), a lien upon and security interest in all Trustor's right, title and interest in and to the following (collectively, the "Mortgaged Property"), whether now owned or held or hereafter acquired:


       NOW, THEREFORE, subject to the limitations set forth in Section 5.18 of this Mortgage, in order to secure the payment of the Obligations and the performance of all of the covenants, provisions, agreements and obligations contained in this Mortgage or in the Loan Documents and also to secure the payment of any and all Secured Indebtedness, direct or contingent, that may now or hereafter become owing from Trustor to Beneficiary and the Lenders and the performance of all other obligations under the Loan Documents, and in consideration of the Premises described on Exhibit A, and all of its estate, right, claim and interest therein, together with the following described property, all of which other property is pledged primarily on a parity with the Premises and not secondarily and for the foregoing purposes and for other good and valuable consideration paid to Trustor by the Agent and Lenders, the receipt and sufficiency of which is hereby acknowledged, Trustor hereby irrevocable transfers, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, for the ratable benefit of the Agent and Lenders, a lien upon and security interest in all Trustor's right, title and interest in and to the following (the Premises and the following described rights, interests, claims and property collectively referred to as the "Property"), whether now owned or held or hereafter acquired:

              (a all buildings, structures and other improvements of every kind and description now or hereafter erected, situated, or placed upon the Premises (the "Improvements"), together with any and all Personal Property (as defined in Paragraph (i) below) and all attachments now or hereafter owned by Trustor and located in or on, forming part of, attached to, used or intended to be used in connection with, or incorporated in any such Improvements, including all extensions of, additions to, betterments, renewals of, substitutions for and replacements for any of the foregoing;

              (b all estate, claim, demand, right, title and interest of Trustor now owned or hereafter acquired, including without limitation, any after-acquired title, franchise, license, remainder or reversion, in and to any and all (i) land or vaults lying within the right-of-way of any street, avenue, way, passage, highway, or alley, open or proposed, vacated or otherwise, adjoining the Premises; (ii) alleys, sidewalks, streets, avenues, strips and gores of land belonging, adjacent or pertaining to the Premises or the Improvements; (iii) storm and sanitary sewer, water, gas, electric, railway and telephone services relating to the Premises and the Improvements; (iv) development rights, air rights, water, water rights, water stock, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to the Premises or any part thereof; and (v) tenements, hereditaments, easements, appurtenances, other rights, liberties, reservations, allowances and privileges relating to the Premises or the Improvements or in any way now or hereafter appertaining thereto, including homestead and any other claims at law or in equity;

              (c all leasehold estates and right, title and interest of Trustor in any and all leases, subleases, management agreements, arrangements, concessions or agreements, written or oral, relating to the use and occupancy of the Premises or the Improvements or any portion thereof, now or hereafter existing or entered into (collectively "Leases");

              (d all rents, issues, profits, royalties, revenue, advantages, income, avails, claims against guarantors, all cash or security deposits, advance rentals, deposits or payments given and other benefits now or hereafter derived directly or indirectly from the Premises and Improvements under the Leases or otherwise (collectively "Rents"), subject to the right, power and authority to assign, collect and apply the Rents;

              (e all right, title and interest of Trustor in and to all options to purchase or lease the Premises or the Improvements or any portion thereof or interest therein, or any other rights, interests or greater estates in the rights and properties comprising the Property now owned or hereafter acquired by Trustor;

              (f any interests, estates or other claims of every name, kind or nature, both in law and in equity, which Trustor now has or may acquire in the Premises and Improvements or other rights, interests or properties comprising the Property now owned or hereafter acquired;

              (g all rights of Trustor to any and all plans and specifications, designs, drawings and other matters prepared for any construction on the Premises or regarding the Improvements;

              (h all rights of Trustor under any contracts executed by Trustor with any provider of goods or services for or in connection with any construction undertaken on or services performed or to be performed in connection with the Premises or the Improvements;

              (i all right, title and interest of Trustor in and to all the following tangible personal property ("Personal Property") owned by Trustor and now or at any time hereafter located in, on or at the Premises or the Improvements and used or useful in connection therewith:

                  (i all building materials and equipment located upon the
              Premises and intended for construction, reconstruction, alteration, repair or incorporation in or to the Improvements now or hereafter to be constructed thereon, whether or not yet incorporated in such Improvements, (all of which shall be deemed to be included in the Property upon delivery thereto);

                  (ii all machines, machinery, fixtures, apparatus, equipment or articles used in supplying heating, gas, electricity, air-conditioning, water, light, power, plumbing, sprinkler, waste removal, refrigeration, ventilation, and all fire sprinklers, alarm systems, protection, electronic monitoring equipment and devices;

                  (iii all window, structural, maintenance and cleaning
              equipment and rigs; and

                  (iv all fixtures now or hereafter owned by Trustor and
              attached to or contained in and used or useful in connection with the Premises or the Improvements. All such property owned by Trustor and placed by it on the Premises or used in connection with the operation or maintenance shall, so far as permitted by law, be deemed for the purposes of this Mortgage to be part of the real estate constituting and located on the Premises and covered by this Mortgage. As to any of the property that is not part of such real estate or does not constitute a "fixture," as such term is defined in the Uniform Commercial Code of the State (the "Code"), this Mortgage shall be deemed to be a security agreement under the Code for the purpose of creating hereby a security interest in property, which Trustor hereby grants to Beneficiary as "secured party" as defined in the Code. The enumeration of any specific items of Personal Property set forth herein shall in no way exclude or be held to exclude any items of property not specifically enumerated;

              (j all the estate, interest, right, title or other claim or demand which Trustor now has or may hereafter have or acquire with respect to
       (i) proceeds of insurance in effect with respect to the Property and (ii) any and all awards, claims for damages, judgments, settlements and other compensation made for or consequent upon the taking by condemnation, eminent domain or any like proceeding, or by any proceeding or purchase in lieu thereof, of the whole or any part of the Property, including, without limitation, any awards and compensation resulting from a change of grade of streets and awards and compensation for severance damages (collectively "Awards").

       TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and unto his successors or substitutes in this trust, and unto his or their respective successors and assigns, forever, IN TRUST, and for the uses and purposes hereinafter set forth forev er, and Trustor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND the Mortgaged Property unto the Trustee and unto his respective successors and assigns against any and every person lawfully claiming the same or any part thereof.

       The Trustor hereby covenants with the Beneficiary and with the purchaser at any foreclosure sale that at the execution and delivery hereof, Trustor owns the Property and has good, indefeasible estate therein, in fee simple; that the Property is free from all encumbrances and exceptions to title (and any claim of any other person) other than the Permitted Liens as defined in Section 1.1 of the Credit Agreement, (said encumbrances and Permitted Liens are hereinafter collectively referred to as "Permitted Exceptions"); that it has good and marketable title in and to the Property and good and lawful right to sell, mortgage and convey the Property; and that Trustor and its successors and assigns shall forever warrant and defend the Property against all claims and demands whatsoever.

       If and when Trustor has paid all of the Obligations, to the extent secured hereby, as provided in Section 5.18 hereof, and there exist no commitments of the Lender under the Loan Documents which could give rise to Obligations, then this Mortgage and the estate, right and interest of Beneficiary in and to the Property shall cease and shall be released by Beneficiary delivering to Trustor a satisfaction of this Mortgage in proper recordable form at the cost of Trustor, but until such time shall remain in full force and effect.


                                       III

                               GENERAL AGREEMENTS


       III.1 Payment of Indebtedness. Trustor shall pay promptly and when due all amounts owing in respect of the Obligations in the manner provided in the Guaranty, this Mortgage or the other Loan Documents.

       III.2 Impositions. Trustor shall pay immediately, when first due and owing, all general taxes, special taxes, special assessments, water charges, sewer charges, and any other charges, fees, taxes, claims, levies, expenses, liens and assessments, ordinary or extraordinary, governmental or nongovernmental, statutory or otherwise (all of the foregoing being herein collectively referred to as "Impositions"), that may be asserted against the Property or any part thereof or interest therein.

       Trustor may, in good faith and with reasonable diligence, contest the validity or amount of any Impositions; provided, that:

              (a Trustor shall pay all such Impositions so contested under protest if such payment is required to prevent such contest from having the effect of preventing the sale or forfeiture of the Property or any sub-part or interest;

              (b Trustor has notified Beneficiary in writing of the intention of Trustor to prosecute the contest before any Impositions have been materially increased by any interest, penalties, or costs; and

              (c Trustor shall diligently prosecute the contest of such Impositions by appropriate legal proceedings.

       III.3 Payment of Impositions by Beneficiary. Upon Trustor's failure to pay the Impositions as provided above, Beneficiary is hereby authorized to make or advance, in the place and stead of Trustor, any payment relating to Impositions, unless such Imposition is then being contested by Trustor pursuant to Section 3.02. Beneficiary may do so according to any bill, statement, or estimate procured from the appropriate public office without inquiry into the accuracy or the validity of any Impositions, lien, sale, forfeiture, or related title or claim. Beneficiary is further authorized to make or advance, in place of Trustor, unless such matter is being contested by Trustor in accordance with
Section 3.02 or Section 3.08(a), any payment relating to any apparent adverse title, lien, statement of lien, encumbrance, claim, charge, or payment otherwise relating to any other purpose herein and hereby authorized (except the Permitted Exceptions), but not enumerated in this Section, whenever, in Beneficiary's reasonable judgment and discretion, such advance is necessary or desirable to protect the full security intended to be created by this Mortgage. Subject to the limitations set forth in Section 5.18, all such advances and indebtedness authorized by this Section shall constitute Obligations and shall be repayable by Trustor upon demand with interest at the rate of interest which may be due and owing from time to time on any loan and payable pursuant to Section 4.2(a) of the Credit Agreement (the "Default Rate").

       III.4 Insurance and Insurance Proceeds. Trustor's insurance requirements shall be as set forth in Section 11.4 of the Credit Agreement. Trustor's rights to insurance proceeds shall be as set forth in Section 7.6 of the Credit Agreement.

       III.5 Condemnation Awards. In the event of any taking of the Property or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Property or any part thereof, by any governmental authority, civil or military (each, a "Taking"), Trustor shall immediately notify Beneficiary upon receiving notice of such Taking or commencement of proceedings therefor. All proceeds or any award or payment in respect of any Taking are hereby assigned and shall be paid to Beneficiary and Trustor shall take all steps necessary to notify the condemning authority of such assignment. Such award or payment, less the amount of any expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Taking ("Net Award"), shall be applied in accordance with the provisions of Section 3.06 hereafter.

       III.6 Restoration. Trustor's rights with respect to restoring the Premises with a Net Award of Net Proceeds shall be as set forth in the Credit Agreement.

       III.7 Maintenance of Property. Trustor shall:

              (a promptly repair, restore, replace or rebuild any portion of the Property which may become damaged, destroyed, altered, removed, severed, or demolished, whether or not proceeds of insurance are available or sufficient for the purpose, with replacements at least equal in quality and condition as previously existed, free from any security interest in, encumbrances on or reservation of title thereto;

              (b keep the Property in good condition and repair, without waste, and free from mechanics', materialmen's or like liens or claims except for the Permitted Exceptions and as permitted under the Credit Agreement; and

              (c not make any material alterations in the Property, except as permitted or not prohibited by the Credit Agreement.

       III.8 Prohibited Liens and Transfers.

              (a Except as otherwise provided in the Credit Agreement, and as provided by operation of the laws of the State, Trustor shall not create, suffer, or permit to be created or filed against the Property any Mortgage lien or other lien superior or inferior to the lien created by this Mortgage. To the extent that any lien, privilege or other security device is created by operation of law, Trustor shall cause such security device to be released as soon as practicable after its creation. Trustor may contest any lien claim arising from any work performed, material furnished, or obligation incurred by Trustor upon furnishing Beneficiary security and indemnification reasonably satisfactory to Beneficiary for the final payment and discharge of the lien.

              (b Except as otherwise provided in the Credit Agreement, Trustor may not sell, lease or convey all or any part of the Property.

       III.9 Stamp Taxes. If at any time the United States government, or any federal, state, or municipal governmental subdivision, requires Internal Revenue or other documentary stamps or levies any tax on this Mortgage or on the Notes, or requires payment of any tax in the nature of or comparable to the United States Interest Equalization Tax on the Obligations, then Trustor shall pay such tax, including interest and penalties, in the required manner.

       III.10 Change in Tax Laws. In the event of the enactment, after the date of this Mortgage, of any law of the United States of America, or any state or political subdivision thereof, (i) deducting from the value of the Premises, for the purpose of taxation, the amount of any lien thereon; (ii) imposing upon Beneficiary the payment of all or any part of the taxes, assessments, charges or liens hereby required to be paid by Trustor; or (iii) changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Trustor's interest in the Property, or the manner of collection of taxes, so as to affect this Mortgage or the Obligations; then Trustor, upon demand by Beneficiary, and as required by law, shall pay such taxes, assessments, charges, or liens or reimburse Beneficiary therefor. If, in the opinion of counsel for Beneficiary, it would be unlawful to require Trustor to make such payment or the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then the applicable provisions of the Credit Agreement shall apply. Nothing contained in this Section 3.10 shall be construed as obligating Trustor to pay any portion of Beneficiary's federal, state and local income tax.

       III.11 Assignment of Leases and Rents. All right, title, and interest of Trustor in and to all present Leases affecting the Property and including and together with any and all future Leases, written or oral, upon all or any part of the Property and together with all of the rents, income, receipts, revenues, issues, avails and profits from or due or arising out of the Property are hereby transferred and assigned simultaneously herewith to Beneficiary as further security for the payment of the Obligations. All future Leases affecting the Property shall be submitted by Trustor to Beneficiary for its approval prior to execution, which approval shall not be unreasonably withheld or delayed. Each Lease, including all future Leases shall be subordinate to this Mortgage, provided that, upon the request of the Trustor and the lessee under any such Lease, Beneficiary shall enter into a Subordination, Nondisturbance and Attornment Agreement (or similar agreement) with such lessee in form and substance reasonably satisfactory to Beneficiary, pursuant to which (i) Beneficiary will agree that so long as such Lease shall be in full force and effect and such lessee is not in default thereunder, Beneficiary will not disturb, pursuant to a foreclosure action or otherwise, such lessee's possession under such Lease, and (ii) such lessee shall agree that if Beneficiary or any future holder of this Mortgage shall become the owner of the Property by reason of foreclosure of the Mortgage or otherwise, or if the Property shall be sold as a result of any foreclosure action or deed in lieu thereof, then such lease shall continue in full force and effect as a direct lease between such lessee and the then owner of the Property. Although it is the intention of the parties that the assignment contained in this Section shall be a present and absolute assignment, it is expressly understood and agreed, anything to the contrary notwithstanding, that Beneficiary shall not exercise any of the rights or powers conferred upon it by this Section until an Event of Default shall occur under this Mortgage. From time to time, Trustor shall furnish Beneficiary with executed copies of each of the Leases and shall use commercially reasonable efforts to furnish Beneficiary with estoppel letters from each tenant under each of the Leases in a form satisfactory to Beneficiary within thirty (30) days after Beneficiary's written demand.

       Following the occurrence of an Event of Default (a) Beneficiary shall have the rights and powers as are provided herein, (b) this Mortgage shall constitute a direction to each lessee under the Leases and each guarantor thereof to pay all Rents directly to Beneficiary without proof of the Event of Default, and (c) Beneficiary shall have the authority, as Trustor's attorney-in-fact (such authority being coupled with an interest and irrevocable), to sign the name of Trustor and to bind Trustor on all papers and documents relating to the operation, leasing and maintenance of the Property.

       If Trustor, as lessor under any Lease, shall neglect or refuse to perform, observe and keep all of the covenants, provisions and agreements contained in such Lease, then Beneficiary may perform and comply with any such Lease covenants, agreements and provisions. All costs and expenses incurred by Beneficiary in complying with such covenants, agreements, and provisions shall constitute Obligations and shall be payable upon demand with interest at the Default Rate.

       Beneficiary shall not be obligated to perform or discharge any obligation, duty or liability under any Lease, and Trustor shall and does hereby agree, except to the extent of Beneficiary's gross negligence or willful misconduct, to indemnify and hold Beneficiary harmless of and from any and all liability, loss or damage which it may or might incur under any Lease or under or by reason of their assignments and of and from any and all claims and demands whatsoever which may be asserted against it by reason of all alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in such Lease. Should Beneficiary incur any such liability, loss or damage under any Lease or under or by reason of its assignment, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall, subject to the limitations set forth in Section 5.18 of this Mortgage, be secured hereby. Trustor shall reimburse Beneficiary therefor immediately upon demand with interest payable at the Default Rate.

       III.12 Releases. Without notice and without regard to the consideration therefor, and to the existence at that time of any inferior liens, Beneficiary may release from the lien created hereby all or any part of the Property, or release from liability any person obligated to repay any Obligations, without affecting the liability of any party to any of the Notes, this Mortgage, or any of the other Loan Documents (including without limitation any guaranty given as additional security) and without in any way affecting the priority of the lien created hereby. Beneficiary may agree with any liable party to extend the time for payment of any part or all of the Obligations. Such agreement shall not in any way release or impair the lien created by this Mortgage or reduce or modify the liability of any person or entity obligated personally to repay the Obligations, but shall extend the lien created by this Mortgage as against the title of all parties having any interest, subject to the Obligations in the Property.

       III.13 Further Assurances. Trustor agrees that, upon request of Beneficiary from time to time, it will, at Trustor's sole cost and expense, execute, acknowledge and deliver all such additional instruments and further assurances of title and will do or cause to be done all such further acts and things as may reasonably be necessary to fully effectuate the intent of this Mortgage, including without limitation, reimbursing Beneficiary for the reasonable costs of appraisals of the Property, to the extent that Beneficiary determines in good faith that such appraisals are required by any law or any governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, including, without limitation, the provisions of Title

XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, and any rules promulgated to implement such provisions. In the event that Trustor shall fail to do any of the foregoing, Beneficiary may, in its sole discretion, do so in the name of Trustor, and Trustor hereby appoints Beneficiary as its attorney-in-fact to do any of the foregoing.

       III.14 Environmental Provisions.

       (a For the purposes of this Section the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is now or hereafter defined as a hazardous waste, hazardous substance, pollutant or contaminant under any Environmental Requirement, or which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous and which is or contains petroleum, gasoline, diesel fuel or another petroleum hydrocarbon product; (ii) the "Environmental Requirements" shall collectively mean all applicable present and future laws, statutes, ordinances, rules, regulations, orders, codes, licenses, permits, decrees, judgments, directives of or by any Governmental Authority and relating to or addressing the protection of the environment or human health; and (iii) the term "Governmental Authority" shall mean the federal government, or any state or other political subdivision thereof, or any agency, court or body of the federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions.

       (b Trustor hereby represents and warrants to Beneficiary that to the best of Trustor's knowledge after commercially reasonable inquiry and except as disclosed in writing to Beneficiary or as set forth on Schedule 10.19 to the Credit Agreement: (i) no Hazardous Material is currently located at or has been disposed of on, in, under or about the Property in material violation of any Environmental Requirement; (ii) no releasing, emitting, leaching, discharging, dumping or disposing of any Hazardous Material from the Property onto any other property or from any other property onto or into the Property has occurred or is occurring in material violation of any Environmental Requirement; (iii) no notice of violation, lien, complaint, suit, order or other notice with respect to the Property is presently outstanding under any Environmental Requirement which, if not resolved, is reasonably likely to have a Material Adverse Effect (as defined in the Credit Agreement); and (iv) the Property and the operation thereof are in material compliance with all applicable Environmental Requirements.

       (c Trustor shall comply, and shall use its best efforts to cause all tenants or other lawful occupants of the Property to comply with all applicable and material Environmental Requirements, and will not generate, store, handle, process, dispose of or otherwise use, and will not grant permission to any tenant or other occupant of the Property to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, or about the Property in a manner that is reasonably likely to lead or potentially lead to the imposition on Trustor, Beneficiary or the Property of any material liability or lien of any nature whatsoever, based upon the assessed value of the Property, or lien under any Environmental Requirement which is reasonably likely to have a Material Adverse Effect. Trustor shall notify Beneficiary promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Property which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to Beneficiary copies of any notices received by Trustor relating to alleged violations of any Environmental Requirement and will promptly pay when due or contest in good faith within the applicable time periods any fine or assessment against Beneficiary, Trustor or the Property relating to any Environmental Requirement. If at any time it is it is determined that the operation or use of the Property by Trustor violates any applicable and material Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Property in violation of any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Property which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action, Trustor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from Beneficiary, take, at Trustor's sole cost and expense, such actions as may be necessary to fully comply in all material respects with all applicable Environmental Requirements or contest in good faith the requirement to take such actions, provided, however, that if such compliance cannot reasonably be completed within such thirty (30) day period, Trustor shall thereafter diligently and expeditiously proceed to fully comply with or contest in good faith in a timely fashion all Environmental Requirements.

       (d If Trustor fails to timely take or contest, or to diligently and expeditiously proceed to complete in a timely fashion, any such action described in subsection (c) above, Beneficiary may, in its reasonable discretion, make advances or payments toward the performance or satisfaction of any activities required pursuant to any Environmental Requirement, but shall in no event be under any obligation to do so. All sums so advanced and paid by Beneficiary (including, without limitation, reasonable counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from Trustor and shall bear interest at the Default Rate from the date any such sums are so advanced or paid by Beneficiary until the date any such sums are repaid by Trustor to Beneficiary. Trustor will execute and deliver, promptly upon request, such instruments as Beneficiary may reasonably deem necessary to permit Beneficiary to take any such action, and such additional notes and mortgages, as Beneficiary may require to secure all sums so advanced or paid by Beneficiary. If a lien is filed against the Property by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of Trustor or for which Trustor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the State where the Property is located, then Trustor will, within thirty (30) days from the date that Trustor receives notice that such lien has been placed against the Property (or within such shorter period of time as may be specified by Beneficiary if such Governmental Authority has commenced steps to cause the Property to be sold pursuant to such lien), either (a) pay (or otherwise satisfy) the claim and remove the lien; or
(b) contest such lien in good faith; or (c) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to Beneficiary and is sufficient to effect a complete discharge of such lien on the Property.

       (e Beneficiary may, at its option, at intervals of not less than one year, or more frequently, if Beneficiary reasonably believes that a Hazardous Material or other environmental condition violates or threatens to violate any Environmental Requirement, cause an environmental audit of the Property or portions thereof to be conducted to evaluate Trustor's compliance with the provisions of this Section, and Trustor shall cooperate in all reasonable ways with Beneficiary in connection with any such audit. If such audit discloses that a violation of an Environmental Requirement exists or if such audit was required or prescribed by law, regulation or governmental or quasi-governmental authority, Trustor shall pay all costs and expenses incurred in connection with such audit; otherwise, the costs and expenses of such audit shall, notwithstanding anything to the contrary set forth in this Section, be paid by Beneficiary.

       (f Except for: (a) any Claims (as hereinafter defined) arising as a result of the gross negligence of wilful misconduct of Beneficiary during the term of this Mortgage; or (b) any Claims arising as a result of any acts of Beneficiary or its successors and assigns or the occurrence of any acts by any third parties after Beneficiary or its successor and assigns take possession of the Property, in the event Beneficiary takes possession of the Property after an Event of Default, Trustor will defend, indemnify, and hold harmless Beneficiary, and its employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise, including, without limitation, reasonable counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses (all of the foregoing collectively for purposes of this Section the "Claims"), arising out of, or in any way related to: (i) any breach by Trustor of any of the provisions of this Section; (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material which is at, in, on, under, about, from or affecting the Property, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Property or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Property, or in any other property or otherwise; (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material; (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material; or (v) any violation of any Environmental Requirement or any policy or requirement of Beneficiary hereunder. The aforesaid indemnification shall, notwithstanding any exculpatory or other provision of any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Notes and secured by this Mortgage, constitute the personal recourse undertakings, obligations and liabilities of Trustor, and shall survive the foreclosure or satisfaction of this Mortgage and the discharge of Trustor's other Obligations hereunder.


                                       IV

                          EVENT OF DEFAULT AND REMEDIES


       IV.1 Event of Default. Each of the following shall constitute an event of default ("Event of Default") under this Mortgage:

       (a) The occurrence of an "Event of Default" as such term is defined in the Credit Agreement (including, if applicable, the expiration of any grace period provided therein); or

       (b) Failure of Trustor to perform or observe any other covenant, agreement, representation, warranty or other provision contained in this Mortgage within thirty (30) days after written notice of the default from Beneficiary to Trustor.

       IV.2 Acceleration upon Default, Additional Remedies. If an Event of Default occurs, Beneficiary may declare the Obligations secured hereby to be due and payable and the same shall thereupon become due and payable without any presentment, demand, protest or notice of any kind. Thereafter, Beneficiary may:

       (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Property, or any part thereof, in its own name or in the name of Trustee, and do any acts which it deems necessary or desirable to preserve the value, marketability or rentability of the Property, or part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Property, sue for or otherwise collect the rents, issues and profits therefrom, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection including attorney's fees, upon any indebtedness secured hereby, all in such order as Beneficiary may determine. The entering upon and taking possession of the Property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of the Property or the collection, receipt and application of rents, issues or profits, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any event of default, including the right to exercise the power of sale.

       (b) Commence an action to foreclose this Mortgage as a mortgage, appoint a receiver or specifically enforce any of the covenants hereof;

       (c) Deliver to Trustee a written declaration of default and demand for sale, and a written notice of default and election to cause Trustor's interest in the Property to be sold, which notice Trustee shall cause to be duly filed for record in the appropriate offices of the County in which the Property is located; or

       (d) Exercise any and all remedies permitted by the Nebraska Uniform Commercial Code.

       IV.3 Foreclosure by Power of Sale. If Beneficiary elects to foreclose by exercise of the Power of Sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Mortgage and the Loan Documents and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

       (a) Upon receipt of such notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Default and Notice of Sale as then required by law and by this Deed of Trust. Trustee shall, without demand on Trustor, after such time as may then be required by law and after recordation of such Notice of Default and after Notice of Sale having been given as required by law, sell the Property at the time and place of sale fixed by it in such Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale.

       (b) As may be permitted by law, after deducting all costs, fees and expenses of Trustee and of this Trust, including costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of (i) all sums expended under the terms hereof or under the terms of the Loan Documents, not then repaid, including, but not limited to accrued interest and late charges, (ii) all other sums then secured hereby, and (iii) the remainder, if any, to the person or persons legally entitled thereto.

       (c) Trustee may in the manner provided by law, postpone sale of all or any portion of the Property.

       IV.4 Beneficiary's Other Rights. Beneficiary shall have the right to take such other steps to protect and enforce its rights, whether by action, suit or proceeding at law or in equity for the specific performance of any covenant, condition or agreement contained in this Mortgage, or in aid of the execution of any power granted in this Mortgage, or for any foreclosure hereunder, or for the enforcement of any other appropriate legal or equitable remedy or otherwise as Beneficiary and/or the Trustees shall elect.

       IV.5 Application of the Rents or Proceeds from Foreclosure or Sale. In any foreclosure of this Mortgage by judicial action, or any sale of the Property under the power of sale herein granted, the proceeds of such foreclosure proceeding and/or sale and/or the Rents paid to Beneficiary shall, to the extent permitted by law, be applied as follows:

       First: to the ratable payment of the costs and expenses of such sale, including reasonable compensation to Beneficiary, its agents and attorneys, and of any judicial or private proceedings in which such sale may be made, and, subject to the limitations set forth in Section 5.18 of this Mortgage, of all other expenses, liabilities and advances made or incurred by Beneficiary and its agents and attorneys under this Mortgage, and the Guaranty, together with interest at the Default Rate on such costs, expenses and liabilities and on all advances made by Beneficiary from the date any such cost, expense or liability is due, owing or unpaid or any such advance is made, in each case until paid in full.

       Second: to the payment of the Obligations, subject to the limitations set forth in Section 5.18 of this Mortgage.

       Third: the surplus, if any, to be paid to whomever may be lawfully entitled to receive such surplus.

       IV.6 Cumulative Remedies; Delay or Omission Not a Waiver. Each remedy or right of Beneficiary shall not be exclusive of, but shall be in addition to, every other remedy or right now or hereafter existing at law or in equity. No delay in the exercise or omission to exercise any remedy or right accruing on the occurrence or existence of any Event of Default under the Credit Agreement shall impair any such remedy or right or be construed to be a waiver of any such Event of Default or acquiescence therein, nor shall it affect any subsequent Event of Default of the same or different nature. Every such remedy or right may be exercised concurrently or independently and when and as often as may be deemed expedient by Beneficiary.

       IV.7 Beneficiary's Remedies Against Multiple Parcels. The Obligations hereby secured are also secured by other properties, lots or parcels covered by other mortgages or deeds of trust ("Other Mortgages") within and/or outside the State. If this Mortgage or any of the Other Mortgages is foreclosed upon, or if judgment is entered upon any Obligations secured hereby, or if Beneficiary exercises its power of sale, execution may be made upon or Beneficiary may exercise its power of sale against any one or more of the properties, lots or parcels and not upon the others, or upon all of such properties or parcels, either together or separately, and at different times or at the same time, and execution sales or sales under the power of sale herein granted may likewise be conducted separately or concurrently, in each case at the election of Beneficiary. No event of enforcement taking place in any state other than the State shall (and no failure to prosecute any such other enforcement) in any way stay, preclude or bar enforcement of this Mortgage and Beneficiary may pursue any or all of Beneficiary's rights and remedies under this Mortgage to the maximum extent permitted by State law until the Obligations are paid and discharged in full.

       IV.8 No Merger. In the event of a foreclosure of this Mortgage, the Obligations then due Beneficiary shall not be merged into any decree of foreclosure entered by the court, and Beneficiary may concurrently or subsequently seek to foreclose one or more mortgages or deeds of trust which also secure said Obligations.

       IV.9 Insurance Upon Foreclosure. In case of an insured loss after foreclosure proceedings have been instituted, the proceeds of any insurance policy or policies, if not applied in Restoring the Property shall be used to pay the amount due in accordance with any decree of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid as the court may direct. In case of the foreclosure of this Mortgage, the court in its judgment may provide that the judgment creditor may cause a new or additional loss clause to be attached to each of said policies making the loss thereunder payable to said judgment creditor; and any such foreclosure judgment may further provide. In the event of foreclosure sale, Beneficiary is hereby authorized, but not required, without the consent of Trustor, to assign or cause a receiver to assign any and all insurance policies to the purchaser at the sale, or to take such other action as Beneficiary may deem advisable, to cause the interest of such purchaser to be protected by any of the said insurance policies.

       IV.10 Waiver of Statutory Rights. Trustor shall not apply for or avail itself of any appraisement, valuation, redemption, stay, extension, or exemption laws, or any so-called "moratorium laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, and Trustor hereby waives the benefit of such laws (to the extent permitted by applicable law). Trustor, for itself and all who may claim through or under it, waives any and all rights to have the Property and estates comprising the Property marshalled upon any foreclosure of the lien of this Mortgage, and agrees that any court having jurisdiction to foreclose such lien may order the Property sold in its entirety. Trustor further waives any and all rights of redemption from foreclosure and from sale under any order or decree of foreclosure of the lien created by this Mortgage, for itself and on behalf of:
(i) any trust estate of which the Premises are a part, all beneficially interested persons; (ii) each and every person acquiring any interest in the Property or title to the Premises subsequent to the date of this Mortgage; and
(iii) all other persons to the extent permitted by the provisions of laws of the State in which the Premises are located.


                                        V

                                  MISCELLANEOUS


       V.1 Notices. Any notice that Beneficiary or Trustor may desire or be required to give to the other shall be in writing and shall be mailed or delivered in the manner set forth in the Credit Agreement.

       V.2 Time of Essence. Time is of the essence of this Mortgage.

       V.3 Covenants Run with Land. All of the covenants of this Mortgage shall run with the land constituting the Premises.

       V.4 GOVERNING LAW. THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED ACCORDING TO THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REFERENCE TO CONFLICTS OF LAWS PROVISIONS THEREOF) PROVIDED, HOWEVER, THAT MATTERS OF CREATION, PERFECTION, PRIORITY OR ENFORCEABILITY OF ANY AND ALL RIGHTS AND REMEDIES PROVIDED FOR HEREIN SHALL BE GOVERNED BY THE LAWS OF THE NEBRASKA. TO THE EXTENT THAT THIS MORTGAGE MAY OPERATE AS A SECURITY AGREEMENT UNDER THE CODE, BENEFICIARY SHALL HAVE ALL RIGHTS AND REMEDIES CONFERRED THEREIN FOR THE BENEFIT OF A SECURED PARTY AS SUCH TERM IS DEFINED IN THE CODE.

       V.5 Rights and Remedies Cumulative. All rights and remedies in this Mortgage are cumulative. The holder of the Guaranty and of every other obligation secured hereby may recover judgment, issue execution therefor, and resort to every other right or remedy available at law or in equity, without first exhausting and without affecting or impairing the security of any right or remedy.

       V.6 Severability. If any provision of this Mortgage, or any paragraph, sentence, clause, phrase, or word, or their application, in any circumstance, is held invalid, the validity of the remainder of this Mortgage shall be construed as if such invalid part were never included.

       V.7 Non-Waiver. Unless expressly provided in this Mortgage to the contrary, no consent or waiver, express or implied, by any party, to or of any breach or default by any other party shall be deemed a consent to or waiver of the performance by such defaulting party of any other obligations or the performance by any other party of the same, or of any other, obligations.

       V.8 Headings. The headings of sections and paragraphs in this Mortgage are for convenience or reference only and shall not be construed in any way to limit or define the content, scope, or intent of the provisions.

       V.9 Grammar. As used in this Mortgage, the singular shall include the plural, and masculine, feminine, and neuter pronouns shall be fully interchangeable, where the context so requires.

       V.10 Deed in Trust. If title to the Property or any part thereof is now or hereafter becomes vested in a trustee, any prohibition or restriction against the creation of any lien on the Property shall be construed as a similar prohibition or restriction against the creation of any lien on or security interest in the beneficial interest of such trust.

       V.11 Successors and Assigns. This Mortgage shall be binding upon Trustor, its successors, assigns, legal representatives, and all other persons or entities claiming under or through Trustor. The word "Beneficiary", when used herein, shall include First Source Financial, LLP, in its capacity as Administrative Agent and as Agent for the Lenders together with its successors, assigns and legal representatives. "Trustor", when used herein, shall include all such persons and entities and any others liable for the payment of the Obligations, or any part thereof, whether or not they have executed the notes or this Mortgage.

       V.12 Beneficiary in Possession. Nothing contained in this Mortgage shall be construed as constituting Beneficiary a Beneficiary in possession in the absence of the actual taking of possession of the Property.

       V.13 Compliance with Applicable Law. Anything elsewhere herein contained to the contrary notwithstanding,

              (a) in the event that any provision in this Mortgage shall be inconsistent with any provision of applicable law, the provisions of applicable law shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can be construed in a manner consistent with applicable law; and

              (b) if any provision of this Mortgage shall grant to Beneficiary any rights or remedies upon default of Trustor which are more limited than the rights that would otherwise be vested in Beneficiary under applicable law in the absence of said provision, Beneficiary shall be vested with the rights granted under applicable law to the full extent permitted by law.

       V.14 Incorporation of Credit Agreement. The terms of the Credit Agreement are incorporated by reference herein as though set forth in full detail. In the event of any conflict between the terms and provisions of this Mortgage and any other Loan Document, the terms and provisions of such other Loan Document shall control.

       V.15 Security Agreement. This Mortgage is hereby deemed to be as well a Security Agreement for the purpose of creating hereby a security interest securing the indebtedness secured hereby in and to the Personal Property. Without derogating any of the provisions of this Mortgage, Trustor by this
Mortgage:

              (a) grants to Beneficiary a security interest in all of Trustor's right, title and interest in and to all Personal Property, including, but not limited to, the items referred to above, together with all additions, accessions and substitutions and all similar property hereafter acquired and used or obtained for use on, or in connection with the Property. The Personal Property and all proceeds thereof are intended to be secured hereby; however, such intent shall never constitute an express or implied consent on the part of Beneficiary to the sale of any or all Personal Property;

              (b) agrees that, subject to the limitations contained in Section
       5.18 of this Mortgage, the security interest hereby granted by this Mortgage shall secure the payment of the Obligations;

              (c) agrees not to sell, convey, Mortgage or grant a security interest in, or otherwise dispose of or encumber, any of the Personal Property or any of the Beneficiary's right, title or interest therein except as permitted by the Credit Agreement without first securing Beneficiary's written consent;

              (d) agrees that upon or after the occurrence of any Event of Default under this Mortgage, Beneficiary shall have all rights and remedies granted by law and more particularly the Code, including, but not limited to, the right to take possession of the Personal Property, and for this purpose may enter upon any premises on which any or all of the Personal Property is situated without being deemed guilty of trespass and without liability for damages thereby occasioned (except for damages caused by Beneficiary's gross negligence or wilful misconduct), and take possession of and operate said Personal Property or remove it therefrom. Beneficiary shall have the further right to take any action it deems necessary, appropriate or desirable, at its option and in its discretion, to repair, refurbish or otherwise prepare the Personal Property for sale, lease or other use or disposition, and to sell at public or private sales or otherwise dispose of, lease or utilize the Personal Property and any part thereof in any manner authorized or permitted by law and to apply the proceeds thereof, subject to the limitations set forth in Section
       5.18 of this Mortgage, toward payment of any costs and expenses, to the extent permitted by law, thereby incurred by Beneficiary and, subject to the limitations set forth in Section 5.18 of this Mortgage, toward payment of the Obligations and all other indebtedness described in this Mortgage, in such order and manner as is provided in Section 4.05 hereof. To the extent permitted by law, and only to the extent Trustor has waived any of the following under that certain Security Agreement of even date herewith by and between Trustor and Beneficiary ("Security Agreement"), Trustor expressly waives any notice of sale or other disposition of the Personal Property and any other rights or remedies of a debtor or formalities prescribed by law relative to a sale or disposition of the Personal Property or to exercise any other right or remedy existing after default hereunder; and to the extent any notice is required and cannot be waived, Trustor agrees that if such notice is deposited for mailing, postage prepaid, certified mail or registered mail, return receipt requested, to Trustor at the address designated in the first page of this Mortgage at least fifteen (15) days before the time of sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirements for giving of said notice; provided that if Trustor has furnished Beneficiary with notice of a change of address in accordance with Section 5.01, then any such notice shall not be reasonable unless sent to the new address;

              (e) agrees, to the extent permitted by law and without limiting any rights and privileges herein granted to Beneficiary, that Beneficiary may dispose of any or all of the Personal Property at the same time and place upon giving the same notice provided for in this Mortgage, and in the same manner as the non-judicial foreclosure sale provided under the terms and conditions of this Mortgage; and

              (f) authorizes Beneficiary to file, in the jurisdiction where this Mortgage will be given effect, financing statements including renewal or confirmation thereof, covering the Personal Property; and at the request of Beneficiary, Trustor will join Beneficiary in executing one or more such financing statement including renewal or confirmation thereof, pursuant to the Code in a form reasonably satisfactory to Beneficiary, and will pay the cost of filing the same in all public offices at any time and from time to time wherever Beneficiary deems filing or recording of any financing statements including renewal or confirmation thereof or of this instrument to be desirable or necessary.

       V.16 Additional Provisions. The following provisions shall also constitute an integral part of this Mortgage. Furthermore, in the event that any prior provisions of this Mortgage conflict with the following provisions of this Section, the provisions of this Section shall control and shall be deemed a modification of or amendment to the section or provision at issue:

              (a) Payment of Taxes and Fees. Trustor agrees to pay all transfer taxes, recordation taxes, recording fees, and any other fees required by or imposed by the State or the county in which the Property is located in order to record this Mortgage in the Land Records of Adams County.

              (b) No Assumption of Obligations. In the event of a foreclosure of the Property, Beneficiary shall not assume any liability of Trustor for Trustor's violation of any environmental laws, statutes, codes, regulations, or practices and Trustor's indemnifications as contained herein and in the Credit Agreement shall survive said foreclosure.

              (c) Expenses of Enforcement; Waiver. Trustor agrees to bear and pay all reasonable expenses (including reasonable attorney fees and appellate attorney fees), of or incidental to the enforcement of any provision hereof, or the enforcement, compromise, or settlement of this Mortgage or the Obligations, and for the curing thereof, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise. All rights and remedies of Beneficiary shall be cumulative and may be exercised singly or concurrently. Notwithstanding anything herein contained to the contrary, Trustor to the extent permitted by applicable law: (i) hereby waives trial by jury; (ii) will not (a) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or execution or moratorium law, any exemption for execution of sale of the Property or any part thereof, wherever enacted, now or at any time hereafter enforced, which may affect the covenants and terms of performance of this Mortgage, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter enforced providing for the evaluation or appraisal of the Property, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, nor (c) after any such sale or sales, claim, or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (iii) hereby expressly waives all benefit or advantage of any such law or laws including but not limited to a waiver of the equity of redemption, statutory right of redemption, and any other statutory or common law right of redemption, homestead, dower, marital share and all other exemptions; and (iv) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Beneficiary, but to suffer and permit the execution of every power as though no such laws or laws had been made or enacted. Trustor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Property marshalled upon any foreclosure hereof.

       V.17 Intentionally Deleted.

       V.18 Reduction of Secured Amount. The secured amount of the Obligations shall be reduced only by the last and final sums that the Trustor repays with respect to the Obligations and shall not be reduced by any intervening repayments of any of the Obligations by the Trustor. As of the date hereof, the total amount of the Obligations exceeds the secured amount, so that the secured amount represents only a portion of the Obligations actually outstanding and due to Beneficiary.

       V.19 Application of Payments and Repayments. So long as the balance of the Obligations exceeds the secured amount, any payments and repayments of the Obligations by Trustor shall not be deemed to be applied against, or to reduce, the portion of the Obligations secured by this Mortgage. Such payments shall instead be deemed to reduce only such portions of the Obligations as are secured by mortgages encumbering real property located outside the State of Nebraska, which mortgages secure the entire Obligations (except to the extent, if any, that specific mortgages in such states contain specific limitations on the amount secured).

                       [Signature and Notary Page Follows]

       IN WITNESS WHEREOF, Trustor has duly signed and delivered this Mortgage as of the date first above written.

                                   TRUSTOR:

                                   GIBRALTAR PACKAGING GROUP, INC.
                                   D/B/A GREAT PLAINS PACKAGING, INC.,
                                   a Delaware corporation


                                   By: /s/ John W. Lloyd
                                       ---------------------------------
                                   Printed:
                                           -----------------------------
                                   Its: Secretary
                                       ---------------------------------
                                   Secretary